Exhibit 99.2

1Q20 INVESTOR PRESENTATION

# SAFE HARBOR COMMENTS

- **Forward-Looking Statements**

- This press release contains "forward-looking" statements related to O-I Glass, Inc. ("O-I Glass" or the "company") within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward-looking statements.

- It is possible that the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the company's ability to obtain the benefits it anticipates from the Corporate Modernization, (2) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving the company's wholly owned subsidiary Paddock Enterprises, LLC ("Paddock"), that could adversely affect the company and the company's liquidity or results of operations, including risks from asbestos-related claimant representatives asserting claims against the company and potential for litigation and payment demands against us by such representatives and other third parties, (3) the company's ability to accurately estimate its total asbestos-related liability or to control the timing and occurrence of events related to outstanding asbestos-related claims, including but not limited to the company's obligations to make payments to resolve such claims under the terms of its support agreement with Paddock, (4) the company's ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company's operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address the company's legacy liabilities, (5) the company's ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (6) the company's ability to achieve its strategic plan, (7) foreign currency fluctuations relative to the U.S. dollar, (8) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt at favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, weather, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, (10) the company's ability to generate sufficient future cash flows to ensure the company's goodwill is not impaired, (11) consumer preferences for alternative forms of packaging, (12) cost and availability of raw materials, labor, energy and transportation, (13) consolidation among competitors and customers, (14) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (15) unanticipated operational disruptions, including higher capital spending, (16) the company's ability to further develop its sales, marketing and product development capabilities, (17) the failure of the company's joint venture partners to meet their obligations or commit additional capital to the joint venture, (18) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (19) changes in U.S. trade policies, and the other risk factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or the company's other filings with the Securities and Exchange Commission.

- It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the company continually reviews trends and uncertainties affecting the company's results or operations and financial condition, the company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

- The Company routinely posts important information on its website – www.o-i.com/investors.

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3 FOUNDED IN 1903 As Owens Bottle Company OPERATING IN 3 REGIONS: Americas, Europe and Asia - Pacific $6.7 BILLION in net sales in 2019 6000+ direct customers O - I AT A GLANCE ~27,500 employees worldwide 78 factories 23 countries LEADING GLOBAL glass container supplier 71% OF NET SALES from non - US operations GLASS IS THE MOST sustainable packaging option 2019 PRODUCT PORTFOLIO: 35% beer, 21% wine, 16% food, 14% NAB, 12% spirits

4 EXECUTING O - I GLASS INVESTMENT THESIS STRONG MARKET POSITION ◉ Leading global glass producer ◉ Strategic Blue Chip customer base ◉ Glass set to win in Green Economy OPTIMIZE STRUCTURE ◉ Execute strategic portfolio review ◉ Complete tactical divestitures ◉ Finalize asbestos resolution TURNAROUND INITIATIVES ◉ Execute turnaround initiatives ◉ Address NA footprint ◉ Accelerate NA product innovation ◉ Simplify organization, decision making ◉ Laser focus on FCF and debt reduction REVOLUTIONIZE GLASS ◉ Develop and deploy MAGMA ◉ Enable strategic growth ◉ Leverage sustainability of glass BOLD STRUCTURAL ACTIONS CHANGING O - I’S BUSINESS FUNDAMENTALS

STRONG MARKET POSITION GLOBAL PRESENCE SPANNING 23 COUNTRIES *numbers do not include O - I joint ventures AMERICAS 36 Plants & 78 Furnaces 17,000 Employees 42% 17% 17% 8% 13% 3% Beer Food NAB Wine Spirits Other EUROPE 34 Plants & 58 Furnaces 8,100 Employees ASIA PACIFIC 8 Plants & 15 Furnaces 2,500 Employees 26% 14% 10% 35% 13% 2% Beer Food NAB Wine Spirits Other 43% 13% 13% 25% 1% 5% Beer Food NAB Wine Spirits Other 55% AM % 2019 Total O - I Revenues 36% EU % 2019 Total O - I Revenues 9% AP % 2019 Total O - I Revenues AM 2019 Tonnes Sold by End Use EU 2019 Tonnes Sold by End Use AP 2019 Tonnes Sold by End Use

-3% -2% -1% 0% 1% 2% 3% 2013 2014 2015 2016 2017 2018 2019 Total O-I Legacy Total O-I Network Total O - I Organic Volume STRONG MARKET POSITION STABLE TO IMPROVING ORGANIC SALES VOLUMES ACROSS O - I NETWORK 6 1 Based on Euromonitor for appropriate markets 2 Legacy denotes consolidated operations. 3 Total O - I Network includes legacy operations plus strategic JVs (CBI and Comegua ) 4 Americas Network includes legacy volumes plus strategic JV’s (CBI and Comegua ) 2 3 -10% -8% -6% -4% -2% 0% 2% 4% 2013 2014 2015 2016 2017 2018 2019 Americas (Legacy) Americas Network Europe Asia Pacific 4 2 Market 2019 2020 2020-2022 CAGR 1 O-I Network ▲ ▲ ---- O-I Legacy ▼ ► / ▲ ► / ▲ Americas ▲ ► ► North ▼▼ ▼▼ ▼▼ Central ▲▲ ▲▲ ▲ South ▲▲ ▲ ▲ Europe ▼ ▲ ▲ Asia Pacific ► ► ► ANZ ▼ ► ► Asia ▲▲ ▲ ▲▲ ▲▲ Mid single digit ▼▼ ▲ Low single digit ▼ ► Flat (+/- 0.5%) ► O-I Key

STRONG MARKET POSITION GLASS: THE WORLD’S MOST SUSTAINABLE PACKAGE 7 In a world where sustainability is more important than ever, we are proud to make an inherently sustainable product. ● Made from natural, readily available raw materials ● 100 percent endlessly recyclable into new food - safe glass packaging ● Reusable over and over again ● Can be refilled an average of 25x ● Provides UV protection ● Does not impact the product’s taste or integrity ● Only food contact material ‘Generally Recognized as Safe’ by U.S. Food and Drug Administration

TURNAROUND INITIATIVES IMPROVING OPERATING PERFORMANCE TARGET $35M – $50M NET BENEFITS IN 2020 FROM TURNAROUND INITIATIVES $150M+ LONG - TERM RUN RATE NET BENEFIT (3 YEAR PROCESS) 8 REVENUE AND MIX OPTIMIZATION • Improve price and mix across select geographies, customers and categories • Secure the base while revaluing contracts and payment terms to improve cash flow • Introduce new products geared to offset shrinking categories in NA with more profitable growth opportunities FACTORY PERFORMANCE • Rigorous performance based management approach to lift operating results across the network • Minimizing curtailment and complexity costs as factories operate with higher efficiency, utilization and quality • Capacity adjustments in NA market to balance supply and demand COST TRANSFORMATION • Zero - based approach to reduce OpEx and organization costs • Simplify organization and management model to improve speed, agility and market responsiveness • Efforts supported by Accenture

# REVOLUTIONIZE GLASS

## MAGMA REINVENTS HOW GLASS IS MADE

- New capacity at lower capital commitment and intensity
- Total cost of ownership below legacy
- Increased scalability
- Rapid new capacity deployment and asset portability
- Production flexibility to support diversified offerings
- Competitively enter new markets at lower risk
- Superior sustainability profile

**MAGMA Development (2019 – 2022+)**

| Generation 1 | Generation 2 | Generation 3 |
|---|---|---|
| *MAGMA Melter* | *Modular end-to-end system (melter, forming, etc)* | *Optimized modular end-to-end system (automation, digitization, etc)* |
| *Limited Locations* | *Expanded Number of Locations* | *Anywhere* |

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# OPTIMIZE STRUCTURE

## Priorities

### De-risk Balance Sheet
- Deleveraging is O-I's top priority until leverage approaches 3x
- Tactical divestitures program underway targeting $400M-500M
- Strategic portfolio review underway
  - ANZ resolution targeted by mid-2020

### Fund Strategy
- CapEx spend on limited strategic initiatives including MAGMA
- Inorganic growth is de-emphasized

### Return Value To Shareholders
- Dividend: Initiated in 2019
- Share Repurchases: offset annual dilution or if divestitures become significantly dilutive

## Resolution to Asbestos-related Liabilities

### Asbestos-related claims liabilities have consumed ~40% of aFCF over past 10 years
- O-I has taken definitive action to establish a final, certain and equitable resolution to its legacy asbestos-related claims liability

### Following corporate modernization, Paddock filed Chapter 11 on Jan 6, 2020
- Business as usual for O-I Glass and operating subsidiaries

**10 Year aFCF ($B)**

$3.8B 2010-2019



$1.45
$2.32
FCF
Asbestos-Related Payments

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FINANCIAL APPENDIX

2020 SEGMENT REVIEW 12 AMERICAS EUROPE ASIA PACIFIC Results ▲ Higher Reported Results ► Minimal impact from FX ▼ Lower Reported Results ▼ Headwind from temporary items ► Minimal impact from FX ▲ Higher results adjusted for temp items ▲ Higher Reported Results ► Minimal impact from FX Net Price ▲ Constructive price environment ► Stable cost inflation ▲ Constructive price/mix environment ► Stable cost inflation ▼ Slight price improvement ► Stable cost inflation Volume ▲ Slight volume growth ▲ Nueva Fanal full year ▲ Full year of LA expansion ▼ Continued beer pressure in NA ▲ Moderate volume growth -- Includes Gironcourt France brownfield ▲ Slight volume growth ▼ Continued challenging market conditions in China Operating Costs ▲ Benefits from turnaround initiatives ▲ Improved factory performance ▼ Footprint adjustments / capacity mgmt ▲ Benefits from turnaround initiatives ▼ Costs to commission new capacity ▲ Benefit from turnaround initiatives ▲ Improvement post asset repairs

13 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL TRANSLATION IMPACT ON EPS FROM 10% FX CHANGE EUR $0.12 MXN $0.05 BRL $0.03 COP $0.02 AUD $0.02 FX RATES USED FOR FY20 GUIDANCE (JAN 31, 2020) EUR 1.10 MXN 18.8 BRL 4.25 COP 3,413 AUD 0.67

14 NON - GAAP FINANCIAL MEASURES The company uses certain non - GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non - GAAP financi al measures, including adjusted free cash flow, provide relevant and useful supplemental financial information, which is widely used by analysts and investors, as well as by managem ent in assessing both consolidated and business unit performance. These non - GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supp lemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equipment. Adj usted free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equipment plus asbestos - related payments. Management has historicall y used adjusted free cash flow to evaluate its period - over - period cash generation performance because it believes this has provided a useful supplemental measure related to its princip al business activity. Free cash flow and adjusted free cash flow may be useful to investors to assist in understanding the comparability of cash flows generated by the company’s princip al business activity. It should not be inferred that the entire adjusted free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requ ire ments and other non - discretionary expenditures that are not deducted from the measure. Management uses non - GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The Company routinely posts important information on its website at www.o - i.com/investors.

15 RECONCILIATION FOR ADJUSTED FREE CASH FLOW